UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
July 13, 2005

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	72-1440714
(State of Incorporation)	(I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000
Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip code)

Commission File Number: 0-019020

Registrant’s telephone number, including area code: (337) 232-7028

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On July 13, 2005, PetroQuest Energy, Inc. (the “Company”) completed an acquisition of additional working interests in assets located in the Arkoma Basin of Oklahoma. The Company previously acquired non-operated working interests from a separate seller in multiple producing gas properties and a 100% operated interest in certain gas gathering systems located in Pittsburg and various other Oklahoma counties. This latest acquisition increases the interests that were previously acquired in the producing properties by a proportionate 20% for an adjusted purchase price of approximately $3.6 million.

Item 9.01. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired:

     NONE

     (b) Pro Forma Financial Information:

     NONE

     (c) Exhibits:

     NONE

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.
Date: July 13, 2005	By:	/s/Daniel G. Fournerat
Daniel G. Fournerat
Senior Vice President, General Counsel and Secretary

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